EXHIBIT 99.1


           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                             AS OF OCTOBER 11, 2006


     As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

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                                                                                   AVERAGE PER DAY
                                                    ESTIMATED         ESTIMATED    OPERATING COSTS (NOT
             RATED                                  CONTRACT          CONTRACT     INCLUDING TAX) FOR THE        ADDITIONAL
RIG NAME     WATER    LOCATION     CUSTOMER         END DATE          DAYRATE      THREE MONTHS ENDED            COMMENTS
             DEPTH                                                                 AUGUST 31, 2006/MONTH
                                                                                   OF AUGUST 31, 2006 ONLY
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SEMISUBMERSIBLES:

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
ATWOOD      5000'    Australia     BHP BILLITON     FIRM WORK -       8 wells at       $86,000/86,000            Wells are subject
EAGLE                              PETROLEUM PTY    (10 wells)        $158,000                                   to a change in
                                   ("BHPB")         August 2007       1 well at                                  sequence and a
                                                                      $168,000                                   portion of the
                                                                      1 well at                                  dayrate is subject
                                                                      $150,000                                   to some change due
                                                                                                                 to currency
                                                                                                                 exchange rate
                                                                                                                 variance.

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                     Australia     BHPB             OPTIONS -         $168,000           N/A                     A portion of the
                                                    (3 wells)                                                    dayrate is subject
                                                    November 2007 (if                                            to some change due
                                                    all three option                                             to currency
                                                    wells are drilled)                                           exchange rate
                                                                                                                 variance.
                                     -1-

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                     Australia     ENI Spa AGIP     FIRM WORK -       $360,000           N/A                     We expect the well
                                   EXPLORATION &    (1 well)                                                     to take 40 to 45
                                   PRODUCTION       December 2007                                                days to complete.
                                   DIVISION ("ENI") (assuming that all
                                                    of the above option
                                                    wells are drilled)
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                     Australia     WOODSIDE         FIRM WORK -        $420,000          N/A                     Woodside has an
                                                    (1 year)                                                     option (which
                                                    December 2008                                                expires October 15,
                                                    (assuming that all                                           2006) to extend
                                                    of the above option                                          the drilling
                                                    wells are drilled                                            program from one
                                                    and that Woodside                                            year to two or
                                                    does not extend                                              three years.  If
                                                    their program to                                             either the two or
                                                    two or three years)                                          three year option
                                                                                                                 period is selected,
                                                                                                                 the dayrate for the
                                                                                                                 entire selected
                                                                                                                 period will be
                                                                                                                 $405,000. If a one
                                                                                                                 year period is
                                                                                                                 selected, the
                                                                                                                 dayrate will be
                                                                                                                 $420,000.

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                     Australia     N/A              N/A                N/A               N/A                     The rig could be
                                                                                                                 off dayrates for
                                                                                                                 ten to fourteen
                                                                                                                 days during the
                                                                                                                 first quarter of
                                                                                                                 fiscal year 2008
                                                                                                                 for required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.

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ATWOOD   5,000'     Mauritania/   WOODSIDE          FIRM WORK -       $240,000           $66,000/65,000          Operating costs
HUNTER              Libya                           April 2008        (Mauritania)       (Operating costs were   are expected to be
                                                                      $245,000 (Libya)   higher than normal for  $50,000 to $55,000
                                                                      (The rig           the three months and    per day while
                                                                      incurred nine      month ended August 31,  working in
                                                                      (9) days of zero   2006 due to higher      Mauritania/Libya;
                                                                      rate in August     costs incurred during   however, costs
                                                                      2006 due to an     the period that the     could be higher
                                                                      equipment repair   rig was relocated from  during any
                                                                      issue, which       Egypt to Mauritania.)   relocation period.
                                                                      reduced revenues
                                                                      by approximately
                                                                      $2.2 million).
                                      -2-

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                    Mauritania     N/A              N/A               N/A                N/A                     The rig is
                                                                                                                 expected to be off
                                                                                                                 dayrate for ten to
                                                                                                                 fourteen days
                                                                                                                 during the first
                                                                                                                 quarter of fiscal
                                                                                                                 year 2007 for
                                                                                                                 required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.
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                    TBD         WOODSIDE           OPTIONS -         TBD                N/A
                                                   Two (2) six-month
                                                   options.

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ATWOOD In process  Shipyard     SARAWAK SHELL      FIRM WORK -       $90,000            $40,000/44,000           The rig is
FALCON of being                 BERHAD ("SHELL")   November 2006     (for up to 85                               currently
       upgraded                                                      days)                                       undergoing an
       to 5,000'                                                                                                 estimated $32
                                                                                                                 million upgrade
                                                                                                                 with Shell paying
                                                                                                                 $24 million of the
                                                                                                                 costs.  (The rig's
                                                                                                                 average per day
                                                                                                                 costs during
                                                                                                                 September and
                                                                                                                 October 2006 could
                                                                                                                 be higher than the
                                                                                                                 August 2006 per day
                                                                                                                 costs of $44,000
                                                                                                                 depending upon
                                                                                                                 the determination
                                                                                                                 of the accounting
                                                                                                                 treatment (expense
                                                                                                                 or capitalize) of
                                                                                                                 certain shipyard
                                                                                                                 project costs.)

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                   Malaysia     SHELL              FIRM WORK -       $93,200            N/A                      The rig should
                                                  (2 wells)                                                      drill two wells at
                                                  January 2007                                                   $93,200 following
                                                                                                                 the upgrade.  (The
                                                                                                                 $24 million Shell
                                                                                                                 reimbursement will
                                                                                                                 be amortized as
                                                                                                                 revenues over the
                                                                                                                 remaining firm
                                                                                                                 contract
                                                                                                                 commitment
                                                                                                                 following the
                                                                                                                 upgrade (33
                                                                                                                 months) which will
                                                                                                                 increase dayrate
                                                                                                                 revenues by
                                                                                                                 approximately
                                                                                                                 $24,000.)

                                      -3-

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                   Malaysia     SHELL              FIRM WORK -        $113,000          N/A
                                                   July 10, 2007

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                   Malaysia     SHELL              FIRM WORK -        $160,000/         N/A                      Most of the work
                                                   (2 years)          $200,000                                   during this period
                                                   July 2009         (dayrate depends                            is expected to be
                                                                      on water depth                             at the $160,000
                                                                      of each well)                              dayrate level.


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                   Malaysia     SHELL              OPTION -           TBD               N/A
                                                   (1 year)

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ATWOOD   2,000'    Mobilization  TOREADOR TURKEY   FIRM WORK -        $100,000          $42,000/40,000           Operating costs
SOUTHERN           to Black Sea- LIMITED           November 2006                                                 are expected to be
CROSS              Bulgaria/    ("TOREADOR")  AND                                                                between $60,000 to
                   Turkey        MELROSE RESOURCES                                                               $65,000 per day
                                ("MELROSE")                                                                      mobilization and
                                                                                                                 $45,000 to $50,000
                                                                                                                 while working in
                                                                                                                 the Black Sea.

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                   Turkey        TOREADOR          FIRM WORK -        $125,000           N/A                     TOREADOR might
                                                   (3 wells)                                                     drill its last
                                                   February  2007                                                well after the
                                                   (Assumes all three                                            MELROSE program is
                                                   wells are drilled.)                                           completed.  If so,
                                                                                                                 the dayrate for
                                                                                                                 the last well will
                                                                                                                 be $135,000.
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                   Bulgaria      MELROSE           FIRM WORK -        $125,000           N/A
                                                   (3 wells)
                                                   May 2007


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                   Bulgaria      MELROSE           OPTIONS -          $125,000           N/A
                                                   (2 wells)
                                                   July 2007 (if both
                                                   option wells are
                                                   drilled)

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                   Turkey       TURKIYE           FIRM WORK -         $290,000           N/A
                                PETROLLERI A.O.   (3 wells)
                                ("TPAO")          October
                                                  2007
                                                  (assuming
                                                  above
                                                  option
                                                  wells are
                                                  drilled)
                                      -4-

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                   Turkey       TPAO              OPTIONS -           $320,000           N/A                     If TPAO exercises
                                                  (3 wells)                                                      their options, the
                                                   January 2008                                                  well sequence for
                                                  (assuming MELROSE                                              TPAO option wells
                                                  option wells                                                   and VANCO wells
                                                  drilled and TPAO                                               could change.
                                                  exercises options
                                                  to drill all three
                                                  option wells)

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                   Ukraine      VANCO             FIRM  WORK -        $305,000           N/A                     See above
                                INTERNATIONAL     (1 well)
                                LTD.              ("VANCO")
                                                  March 2008
                                                  (assuming
                                                  MELROSE
                                                  and TPAO
                                                  options
                                                  are
                                                  exercised)


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                  Ukraine       VANCO             OPTIONS -           $325,000           N/A                     See above
                                                  (1 well)
                                                  April 2008
                                                  (assuming MELROSE,
                                                  TPAO and VANCO
                                                  options are all
                                                  exercised)


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CANTILEVER JACK-UPS:

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ATWOOD  400'      Vietnam      HOANG LONG AND     FIRM WORK -         $110,000           $28,000/29,000
BEACON                         HOAN VU JOINT      October 2006
                               OPERATING
                               COMPANIES ("HOANG
                               LONG")

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                 Mobilization GUJARAT STATE       FIRM WORK -         $110,000           N/A
                 to Singapore PETROLEUM           October 2006
                              CORPORATION LTD     (Mobilization is
                              ("GSPC")            expected to take
                                                  one week.)

                                      -5-

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                 Singapore    N/A                 November 2006       $70,000            N/A                     Loss of hire
                                                  (The rig is                                                    insurance coverage
                                                  expected to be in                                              (includes dayrate
                                                  Singapore                                                      and cost of tow
                                                  approximately three                                            boat during the
                                                  weeks to reattach                                              Singapore period.)
                                                  its last leg
                                                  sections.)

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                 Mobilization GSPC                FIRM WORK -         $110,000           N/A
                 to India                         November 2006
                                                  (Mobilization is
                                                  expected to take 17
                                                  days.)
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                 India        GSPC                FIRM WORK -         $113,000           N/A
                                                  (13 months)
                                                  December 2007

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                India         GSPC                FIRM WORK -         $133,500           N/A
                                                  (12 months)
                                                  December 2008


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                India         GSPC                OPTIONS - (1 year)   TBD               N/A

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VICKSBURG  300' Malaysia      PETROFAC            FIRM WORK -         $82,000            $32,000/34,000       The rig will batch
                              (MALAYSIA -         (7 wells)           (4 wells)                               drill the seven
                              PM304),  LTD.       October 2006        $87,000                                 wells; which could
                              ("PETROFAC")                            (3 wells)                               result in the
                                                                                                              $82,000 and
                                                                                                              $87,000 dayrate
                                                                                                              occurring in the
                                                                                                              same month.


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                Mobilization  CHEVRON OVERSEAS    FIRM WORK -         $89,775 (95% of    N/A
                to Thailand   PETROLEUM           October/November    operating rate)
                              ("CHEVRON")         2006
                                                  (Mobilization
                                                  is expected
                                                  to take three
                                                  days.)


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                Thailand      CHEVRON             FIRM WORK -         $94,500            N/A
                                                  (8 months)
                                                  June 2007


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                Thailand      CHEVRON             FIRM WORK -         $154,000           N/A
                                                  (2 years)
                                                  June 2009

                                     -6-

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                Thailand       N/A                 N/A                 N/A                N/A                    The rig could be
                                                                                                                 off dayrate for
                                                                                                                 ten to fourteen
                                                                                                                 days during the
                                                                                                                 first quarter of
                                                                                                                 fiscal year 2008
                                                                                                                 for required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.


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SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK 1,800'  Equatorial   AMERADA HESS         FIRM WORK -         $68,430            Average per day         The rig's
                Guinea       EQUATORIAL           (2 years)                              operating costs         operating costs in
                             GUINEA, INC.         September 2008                         during August           Equatorial Guinea,
                             ("HESS")                                                    2006 were               are expected to be
                                                                                         $46,000.                $45,000 to $50,000
                                                                                                                 per day; however,
                                                                                                                 costs could be
                                                                                                                 higher during the
                                                                                                                 initial start-up
                                                                                                                 period.  Fees
                                                                                                                 received during
                                                                                                                 the mobilization
                                                                                                                 period are
                                                                                                                 expected to cover
                                                                                                                 mobilization costs.
                                                                                                                 (The $5.5 million
                                                                                                                 of fees received
                                                                                                                 prior to and
                                                                                                                 during the
                                                                                                                 mobilization
                                                                                                                 period along with
                                                                                                                 all mobilization
                                                                                                                 costs will be
                                                                                                                 amortized over the
                                                                                                                 firm two year
                                                                                                                 period of the
                                                                                                                 contract; which is
                                                                                                                 expected to
                                                                                                                 increase per day
                                                                                                                 revenues and costs
                                                                                                                 by approximately
                                                                                                                 $7,500.)(Contract
                                                                                                                 provides for
                                                                                                                 dayrate increases
                                                                                                                 based upon certain
                                                                                                                 cost escalations
                                                                                                                 beginning with the
                                                                                                                 second year of
                                                                                                                 the contract.)

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                Equatorial   HESS                 OPTIONS -            $68,430            N/A                    Dayrate subject to
                Guinea                            (2 years)                                                      increase due to
                                                  September 2010                                                 contract cost
                                                  (if all four                                                   escalations.
                                                  six-month options
                                                  are exercised)
                                      -7-

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SUBMERSIBLE:

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RICHMOND  70'   US Gulf      HELIS OIL & GAS      FIRM WORK -         $80,000            $28,000/29,000
                of Mexico    ("HELIS")            (5 wells remaining,
                                                  including current
                                                  well) July 2007

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                US Gulf      HELIS                OPTIONS -           TBD                N/A
                of Mexico                         October/November
                                                  2007
                                                  (one option for
                                                  four additional
                                                  wells)

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                US Gulf o    N/A                  N/A                 N/A                N/A                     The rig could be
                of Mexico                                                                                        off dayrate for
                                                                                                                 ten to fourteen
                                                                                                                 days during the
                                                                                                                 first quarter of
                                                                                                                 fiscal year 2008
                                                                                                                 for required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.

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MANAGEMENT CONTRACT

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NORTH      N/A  Australia    WOODSIDE            FIRM WORK -          Daily margin of                            The management
RANKIN 'A'                                       December 2006        $5,000 to $7,000                           contract could
                                                                                                                 terminate upon
                                                                                                                 completion of  the
                                                                                                                 current drilling
                                                                                                                 program for the
                                                                                                                 NORTH RANKIN `A'
                                                                                                                 platform. This
                                                                                                                 work is expected
                                                                                                                 to be completed
                                                                                                                 in December 2006.
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

NOTE - EXPECTED TAX RATE

         1) An effective tax rate of 11% to 13% is expected for the fourth quarter of fiscal year 2006, with an effective tax rate of 4% to 6% expected for fiscal year 2006. The effective tax rate for fiscal year 2007 is expected to be 20% to 25%. Virtually all of the Company's tax provision for fiscal year 2006 and expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

           PER DAY FOR THREE MONTHS ENDED AUGUST 2006          $14,000


                                      -8-